                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): January 29, 1998


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                                PATHMARK STORES, INC.
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                  (Exact name of registrant as specified in charter)


DELAWARE                      1-5287                   22-2879612
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(State or other               (Commission              (IRS Employer
 jurisdiction of              File No.)                Identification No.)
 incorporation)


200 MILIK STREET, CARTERET, NEW JERSEY                        07008
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (732) 499-3000


301 BLAIR ROAD, P.O. BOX 5301, WOODBRIDGE, NJ 07095-0915
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(Former Address)

                                      Page 1

                         The Exhibit Index Appears On Page 8

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     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On January 29, 1998, Pathmark Stores, Inc. ("Pathmark") completed the sale of its fee interest in its Woodbridge, New Jersey warehouse complex, its leasehold interest in two other distribution center facilities in North Brunswick, NJ and Dayton, NJ, and its banana ripening facility in Avenel, NJ, all to C&S Wholesale Grocers, Inc. ("C&S"), including the fixtures, equipment and inventory in each facility (the "Purchase Agreement"). The selling price for the aforementioned assets was approximately $103.9 million. Simultaneously, Pathmark and C&S commenced a fifteen year supply agreement (the "Supply Agreement") pursuant to which C&S will supply Pathmark with substantially all of its grocery and perishable merchandise requirements. Pathmark used $32.5 million to retire a portion of the term loan under its Credit Agreement dated as of June 30, 1997 among Pathmark and the institutions referred to therein and the remainder will be utilized primarily to repay the Company's borrowings under the working capital facility and trade payables.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Pro forma financial information.

     The attached condensed consolidated pro forma information includes the statements of operations for the 39 weeks ended November 1, 1997 and for the 52 weeks ended February 1, 1997 and the balance sheet as of November 1, 1997, giving effect to the aforementioned Purchase Agreement and Supply Agreement (the "Transaction").

     (c)  EXHIBITS

DESIGNATION                   DESCRIPTION                   METHOD OF FILING

Exhibit 2.1    Amended and Restated Asset Purchase     Filed with this Report.
               Agreement among Pathmark and
               Plainbridge, Inc. and C&S, CSWG LLC
               and Woodbridge Logistics LLC

Exhibit 99     News release of Pathmark dated          Filed with this Report.
               January 30, 1998 announcing the
               sale of Pathmark's distribution assets

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

                              PATHMARK STORES, INC.


ITEM 7 (B)     PRO FORMA FINANCIAL INFORMATION

     The following pro forma consolidated financial information of Pathmark consists of a Pro Forma Consolidated Balance Sheet as of November 1, 1997 and Pro Forma Consolidated Statements of Operations for the 39 weeks ended November 1, 1997 and the 52 weeks ended February 1, 1997 (collectively, the "Pro Forma Statements"). The Pro Forma Consolidated Balance Sheet was prepared to give effect to (i) the Purchase Agreement consisting of the sale of Pathmark's warehouse complex in Woodbridge, NJ, its leasehold interest in two other distribution facilities in North Brunswick, NJ and Dayton, NJ, and its banana ripening facility in Avenel, NJ, all to C&S, including the fixtures, equipment and inventory in each facility at a selling price of approximately $103.9 million, (ii) the prepayment of term loan borrowings of $32.5 million, the repayment of borrowings under the working capital facility of $25.2 million and the payment of trade accounts payable and other liabilities of $66.5 million, (iii) the recording of a deferred gain of $34.7 million related to the sale of the distribution facilities; since the fair value of the assets sold approximates the Company's carrying costs, the sale proceeds in excess of the net book value have been deferred and will be amortized over the life of the Supply Agreement, and (iv) the recording of a $25.0 million payment received for trade discounts and rebates by the Company upon the execution of the Supply Agreement; such payment will be amortized by the Company as it is earned. The pro forma adjustments for purposes of the Pro Forma Consolidated Balance Sheet presentation give effect to the Transaction as though it had occurred at November 1, 1997.

     The Pro Forma Consolidated Statements of Operations were prepared to give effect to the Transaction. The pro forma adjustments for purposes of the Pro Forma Consolidated Statements of Operations presentation give effect to the Transaction as though it had occurred at the beginning of the earliest period for which the information is presented. The pro forma adjustments have only been included to the extent they are factually supportable, directly related to the Transaction and are expected to have a continuing impact on the Company's Consolidated Statements of Operations.

     The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable under the circumstances. The Pro Forma Statements do not purport to represent what Pathmark's financial position or results of operations would actually have been if the Transaction in fact had occurred on such date or at the beginning of the earliest period indicated or to project Pathmark's financial position or results of operations at any future date or for any future period.

                              PATHMARK STORES, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                         39 WEEKS ENDED NOVEMBER 1, 1997
                                  (in millions)


                                                                      PRO FORMA
                                                        HISTORICAL   ADJUSTMENTS    PRO FORMA

Sales................................................    $ 2,755.1     $  --         $ 2,755.1

Cost of sales........................................      1,985.5     (65.8) (a)      1,968.2

                                                                        48.7  (b)

                                                                        (0.2) (c)
                                                          --------     -----          --------
Gross profit.........................................        769.6      17.3             786.9

Selling, general and administrative expenses.........        630.7      (0.7) (a)        630.0

Depreciation and amortization........................         61.5      (2.2) (d)         59.3
                                                          --------     -----          --------

Operating earnings...................................         77.4      20.2              97.6

Interest expense.....................................        122.9      (3.7) (e)        119.2
                                                           --------     -----          --------

Income(loss)  before  income taxes and  extraordinary        (45.5)     23.9             (21.6)
items ...............................................

Income tax benefit (provision).......................         18.1      (9.6) (f)          8.5
                                                          --------     -----          --------

Income(loss) before extraordinary items..............    $   (27.4)    $14.3         $   (13.1)
                                                          ========     =====          ========

--------

(a) To reverse the operating costs of the distribution centers sold in the Transaction.

(b) To reflect the impact on the cost of sales of the Supply Agreement, including the amortization of the deferred gain, trade discounts and rebates

(c) To adjust the LIFO charge resulting from the sale of the inventory.

(d) To adjust depreciation and amortization expense resulting from the sale of the fixed assets.

(e) To adjust interest expense resulting from the prepayment on the term loan and the repayment of the borrowing under the working capital facility.

(f) To record the tax impact of the pro forma adjustments.

Note: EBITDA-FIFO was $141.1 million on an historical basis compared to $158.9 million on a pro forma basis. EBITDA-FIFO represents net earnings before interest expense, income taxes, depreciation, amortization, the LIFO charge (credit) and unusual transaction. EBITDA-FIFO is a widely accepted financial indicator of a company's ability to service and/or incur debt and should not be construed as an alternative to, or a better indicator of, operating income or cash flows from operating activities, as determined in accordance with generally accepted accounting principles.

                              PATHMARK STORES, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                         52 WEEKS ENDED FEBRUARY 1, 1997
                                  (in millions)

                                                                      PRO FORMA
                                                        HISTORICAL   ADJUSTMENTS    PRO FORMA
Sales................................................    $ 3,710.5     $  --         $ 3,710.5

Cost of sales........................................      2,619.3     (84.1) (a)      2,600.1

                                                                        64.0  (b)

                                                                         0.9  (c)
                                                          --------     -----          --------

Gross profit.........................................      1,091.2      19.2           1,110.4

Selling, general and administrative expenses.........        857.3      (0.9) (a)        856.4

Depreciation and amortization........................         88.9      (3.2) (d)         85.7

Restructuring charge.................................          9.1        --               9.1

Lease commitment charge..............................          8.8        --               8.8
                                                          --------     -----          --------

Operating earnings...................................        127.1      23.3             150.4

Interest expense.....................................        161.5      (5.0) (e)        156.5
                                                          --------     -----          --------

Income(loss) before income taxes and extraordinary
items................................................        (34.4)     28.3              (6.1)

Income tax benefit (provision).......................         14.4     (11.9) (f)          2.5
                                                          --------     -----          --------

Income(loss) before extraordinary items..............    $   (20.0)    $16.4         $    (3.6)
                                                          ========     =====          ========

--------

(a) To reverse the operating costs of the distribution centers sold in the Transaction.

(b) To reflect the impact on the cost of sales of the Supply Agreement, including the amortization of the deferred gain, trade discounts and rebates.

(c) To adjust the LIFO credit resulting from the sale of the inventory.

(d) To adjust depreciation and amortization expense resulting from the sale of the fixed assets.

(e) To adjust interest expense resulting from the prepayment on the term loan and the repayment of the borrowings under the working capital facility.

(f) To record the tax impact of the pro forma adjustments.

Note: EBITDA-FIFO was $236.4 million on an historical basis compared to $257.4 million on a pro forma basis. EBITDA-FIFO represents net earnings before interest expense, income taxes, depreciation, amortization, the LIFO charge (credit) and unusual transactions. EBITDA-FIFO is a widely accepted financial indicator of a company's ability to service and/or incur debt and should not be construed as an alternative, to, or a better indicator of, operating income or cash flows from operating activities, as determined in accordance with generally accepted accounting principles.

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                              PATHMARK STORES, INC.
                 PRO FORMA CONSOLIDATED BALANCE SHEET(UNAUDITED)
                             AS OF NOVEMBER 1, 1997
                                  (in millions)


                                                                      PRO FORMA
                                                        HISTORICAL   ADJUSTMENTS    PRO FORMA

ASSETS
Current Assets
  Cash and cash equivalents..........................    $     8.3   $  99.8  (a)    $     8.3

                                                                        25.0  (b)

                                                                      (124.8) (c)

  Merchandise inventories............................        202.8     (42.3) (a)        161.3

                                                                         0.8  (d)

  Other current assets...............................         63.8      (0.6) (a)         63.2
                                                          --------     -----           -------

    Total Current Assets.............................        274.9     (42.1)            232.8

Property and Equipment, Net..........................        550.3     (22.2) (a)        528.1

Deferred Financing Costs, Net........................         19.7        --              19.7

Deferred Income Taxes................................         47.4      16.5  (e)         63.9

Other Assets.........................................         35.8        --              35.8
                                                          --------     -----           -------
                                                         $   928.1   $ (47.8)        $   880.3
                                                          ========     =====           =======

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
  Accounts payable...................................    $   172.8   $ (64.4)(c)     $   108.4


  Other current liabilities..........................        222.0      (2.1) (c)        219.9
                                                          --------     -----           -------

    Total Current Liabilities........................        394.8     (66.5)            328.3

Long-Term Debt.......................................      1,259.7     (57.7) (c)      1,202.0

Lease Obligations, Long-Term.........................        167.3      (0.6) (c)        166.7

Other Noncurrent Liabilities.........................        182.8      34.7  (a)        242.5

                                                                        25.0  (b)

Stockholder's Deficit................................     (1,076.5)      0.8  (d)     (1,059.2)

                                                                        16.5  (e)
                                                          --------     -----           -------
                                                         $   928.1    $(47.8)        $   880.3
                                                          ========     =====           =======

 --------

(a) To record the net proceeds, asset disposition and the deferred gain related to the Transaction.

(b) To record payment related to trade discounts and rebates received upon execution of the Supply Agreement.

(c) To reflect the use of proceeds related to the Transaction.

(d) To reflect the non-recurring LIFO liquidation gain resulting from the sale of inventory related to the Transaction.

(e) The sale of the assets related to the Transaction generated capital gains and as such, the adjustment to stockholder's deficit reflects the reversal of a portion of the income tax valuation allowance related to the capital tax loss carryforward.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the date indicated.

                                              PATHMARK STORES, INC.
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                                             (Registrant)

Date: February 13, 1998       By:  /s/ Ron Marshall
                                   -----------------------------------
                                   Ron Marshall
                                   EXECUTIVE VICE PRESIDENT
                                   AND CHIEF FINANCIAL OFFICER

                                    EXHIBIT INDEX

FINANCIAL STATEMENTS AND EXHIBITS


DESIGNATION                   DESCRIPTION

Exhibit 2.1                   Purchase Agreement

Exhibit 99                    News Release of Pathmark dated
                              January 30, 1998 announcing the
                              sale of Pathmark's distribution
                              assets
























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